American Beacon Aberdeen Municipal High Income ETF
Supplement dated August 18, 2026 to the Summary Prospectus
dated June 24, 2026

Effective immediately, the Summary Prospectus of the American Beacon Aberdeen Municipal High Income ETF (the "Fund"), is amended to update certain tax-related disclosures. Accordingly, the following change is made effective immediately.

1.
On page 6 of the Summary Prospectus, under the heading “Tax Information,” the information is deleted and replaced with the following:

The Fund expects most of its income to be exempt from federal income tax, and dividends you receive paid from such income should be exempt from regular federal income tax. A portion of such dividends received by individual shareholders may be subject to alternative minimum tax. The Fund’s distributions of any taxable net investment income and any net short-term capital gain (i.e., dividends) will be taxable to you as ordinary income, and distributions of any net capital gain (the excess of net long-term capital gain over net short-term capital loss) will be subject to tax as long-term capital gain.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

AMHI-20260818-SUMPRO